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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): April 12, 1999

                               THE AES CORPORATION
             (exact name of registrant as specified in its charter)


        DELAWARE               333-15487                   54-1163725
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)


                       1001 North 19th Street, Suite 2000
                            Arlington, Virginia 22209

          (Address of principal executive offices, including zip code)

               Registrant's telephone number, including area code:
                                 (703) 522-1315

                                 NOT APPLICABLE
          (Former Name or Former Address, if changed since last report)



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Item 5.   Other Events

     On April 9, 1999, the AES Corporation (the "Registrant") issued the press release attached as Exhibit 1 to this report and incorporated herein by reference.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                    THE AES CORPORATION





     Date: April 12, 1999                           By /s/ William Luraschi
                                                       --------------------
                                                        (signing officer)